EXHIBIT 10.2

FOURTH AMENDMENT TO NOTE AND SECURITY AGREEMENT

THIS FOURT AMENDMENT (THE “FOURTH AMENDMENT”) DATED APRIL 8, 2013 TO THE NOTE AND SECURITY AGREEMENT (THE “AGREEMENT”) DATED AS OF MARCH 31, 2010, AND AS AMENDED ON MARCH 14, 2011 (THE “FIRST AMENDMENT”) JULY 29, 2011 (THE “SECOND AMENDMENT”) AND MAY 30, 2012 (THE “THIRD AMENDMENT”) AMONG NON-INVASIVE MONITORING SYSTEMS, INC. (THE “BORROWER”) AND FROST GAMMA INVESTMENTS TRUST (“FROST GAMMA”) AND HSU GAMMA INVESTMNETS, L.P. (“HSU GAMMA” AND, TOGETHER WITH FROST GAMMA, “LENDER”). THE AGREEMENT, ALONG WITH THE FIRST AMENDMENT, SECOND AMENDMENT, THIRD AMENDMENT AND FOURTH AMENDMENT, SHALL BE REFERRED TO HEREIN AS THE AMENDED AGREEMENT.

RECITALS

WHEREAS, Borrower and Lender (collectively, the “Parties”) are parties to the Agreement which became effective on March 31, 2010 and which was amended by the First Amendment on March 14, 2011, by the Second Amendment on July 29, 2011, and by the Third Amendment on May 30, 2012; and

WHEREAS, the Borrower and Lender entered into the Third Amendment which extended the Maturity Date (as originally defined in the Agreement) until July 31, 2013, and

WHEREAS, the Borrower and Lender which to extend the Maturity Date from July 31, 2013 until July 31, 2015, and

NOW THEREFORE, in consideration of the mutual covenants and promises contained in the Agreement and this Fourth Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender agree as follows:

AMENDMENT

1. Section 3 of the Amended Agreement is hereby amended and restated in its entirety as follows:

Payments of Obligations, including Principal and Interest. The principal amount of the Loan evidenced hereby, together with any accrued and unpaid interest, and any and all the Obligations, including unpaid costs, fees and expenses accrued, such as Lender’s Expenses, shall be due and payable in full on July 31, 2015 (the “Maturity Date”).

2. Governing Law. This Fourth Amendment shall be governed by the laws of the State of Florida without regard to its conflict of laws rules or principles.

3. Amendments. Except as expressly amended hereby, the Agreement, the First Amendment, Second Amendment and Third Amendment shall remain unmodified and in full force and effect.

4. Entire Agreement. This Fourth Amendment and the Amended Agreement and any schedules or exhibits attached to the Agreement constitute the entire agreement of the Parties with respect to the subject matter hereof and supersede all prior understandings and writings between the Parties relating thereto.

5. Interpretation. Any capitalized terms used in this Fourth Amendment but not otherwise defined shall have the meaning provided in the Agreement.

6. Counterparts. This Fourth Amendment may be executed manually, electronically in Adobe® PDF file format, or by facsimile by the Parties, in any number of counterparts, each of which shall be considered one and the same amendment and shall become effective when a counterpart hereof shall have been signed by each of the Parties and delivered to the other Party.

IN WITNESS WHEREOF, Borrower has duly executed this Fourth Amendment to the Note and Security Note as of the day and year first above written.

NON-INVASIVE MONITORING SYSTEMS, INC.
By: /s/ James J. Martin

Name: James J. Martin Title: Chief Financial Officer
Agreed and Accepted:
FROST GAMMA INVESTMENTS TRUST
By: /s/ Phillip Frost

Name: Phillip Frost, M.D. Title: Trustee
HSU GAMMA INVESTMENTS, L.P.
By: /s/ Jane H. Hsiao

Name: Jane H. Hsiao, Ph.D. Title: General Partner